SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549



                             FORM 8-K


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT  MARCH 10, 1998
(Date of earliest event reported)  FEBRUARY 24, 1998





                         RAM ENERGY, INC.
      (Exact name of registrant as specified in its charter)





          DELAWARE               333-42641          52-1535102
(State or other jurisdiction    (Commission       (IRS Employer
     of incorporation)          File Number)    Identification No.)





                 5100 EAST SKELLY DRIVE, SUITE 650
                          TULSA, OKLAHOMA                74135
             (Address of principal executive offices)  (Zip Code)




                          (918) 663-2800
       (Registrant's telephone number, including area code)



                                N/A

   (Former name or former address, if changed since last report)

             INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

          On February 24, 1998, Ram Energy, Inc. (the "Company") acquired Carlton Resources Corporation, a Delaware corporation engaged in the exploration, development and production of oil and gas properties primarily in the mid-continent area and, to a lesser extent, in the Permian Basin and other oil and gas producing regions ("Carlton"). The acquisition was effectuated pursuant to a stock purchase agreement entered into on December 16, 1997. The purchase price of $43 million was funded with proceeds received from the sale of $115 million principal amount of the Company's 11-1/2% Senior Notes due 2008 (the "Notes"). An indepth discussion of the Carlton acquisition is set forth in the Company's prospectus dated February 19, 1998 (the "Prospectus"), as contained in the Company's registration statement on Form S-1 (Registration No. 333-42641) (the "Registration Statement").

Item 5.  OTHER EVENTS

          In connection with the closing of the sale of the Notes, an indenture dated February 24, 1998 (the "Indenture") was executed by and among the Company, RB Operating Company, a Delaware corporation, RLP Gulf States, L.L.C., an Oklahoma limited liability company (RB Operating Company and RLP Gulf States, L.L.C. being collectively known as the "Subsidiary Guarantors"), and the United States Trust Company of New York, as trustee (the "Trustee"). The Indenture contains certain covenants including, but not limited to, covenants that limit (i) incurrences of additional indebtedness and issuances of disqualified capital stock, (ii) restricted payments, (iii) dividends and other payments affecting subsidiaries, (iv) transactions with affiliates and outside directors' fees, (v) asset sales,
(vi) liens, (vii) lines of business, (viii) merger, sale or consolidated and (ix) non-refundable acquisition deposits. The Indenture also contains covenants regarding the designation of unrestricted subsidiaries, ownership of Subsidiary Guarantors and issuance of reports. An indepth discussion of the Indenture is set forth in the Company's final Prospectus filed on February 21, 1998 pursuant to Rule 424(b)(4).

          Upon consummation of the Carlton acquisition, the Subsidiaries of Carlton (as defined in the Indenture) became Restricted Subsidiaries of the Company (as defined in the Indenture). On February 24, 1998, Carlton, the Carlton Subsidiaries, the Company, the Subsidiary Guarantors and the Trustee executed a supplemental indenture ("Supplemental Indenture"). Carlton and the Subsidiaries of Carlton (Magic Circle Energy Corporation, a Delaware corporation, Carmen Development Corporation, an Oklahoma corporation, Magic Circle Acquisition Corporaiton, an Oklahoma corporation, Onyx Properties Corporation, an Oklahoma corporation, MCENA, Inc., an Oklahoma corporation, and Carmen Field Limited Partnership, an Oklahoma limited partnership) are collectively known as the "Additional Guarantors." The parties signatory to the Supplemental Indenture were bound by the same terms and conditions as the Indenture.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

          Financial statements of Carlton Resources Corporation and its subsidiaries for the year ended December 31, 1997, will be filed in accordance with Item 7(a)(4).

(b)  Pro Forma Financial Information

          Proforma financial statements to give effect to the Registrant's acquisition of Carlton Resources Corporation will be filed in accordance with Item 7(b)(2).

(c)  Exhibits

          The following exhibits are filed as a part of this report:

  EXHIBIT
    NO.        DESCRIPTION

     1 Form of Underwriting Agreement among the Registrant, Jefferies & Company, Inc. and the Subsidiary Guarantors, incorporated herein by reference to Exhibit 1 to the Registrant's registration statement on Form S-1 (No. 333-42641)


     2         Stock  Purchase Agreement dated December 16, 1997 among Rolf
               N. Hufnagel and Robert E. Davis, Jr. and the Registrant with respect to the acquisition of Carlton Resources Corporation, incorporated herein by reference to Exhibit 2 to the Registrant's registration statement on Form S-1 (No. 333-42641)

      4.1 Indenture entered into February 24, 1998 by the Registrant, the Subsidiary Guarantors, and United States Trust Company of New York, as Trustee

      4.2 Supplemental Indenture entered into February 24, 1998 by the Registrant, the Subsidiary Guarantors, the Additional Guarantors and United States Trust Company of New York, as Trustee

     99 Press release dated February 25, 1998 announcing the closing of the sale of the Registrant's 11 1/2% Senior Notes due 2008 and the Registrant's acquisition of Carlton Resources Corporation

                               SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 10, 1998       RAM Energy, Inc.

                               By JOHN M. LONGMIRE
                                  John M. Longmire, Senior Vice
                                  President, Secretary, Treasurer
                                  and Chief Financial  Officer

                              EXHIBIT INDEX

EXHIBIT
  NO.        DESCRIPTION                              METHOD OF FILING
   1         Form   of   Underwriting  Agreement      Incorporated herein by reference
             among  the  Registrant, Jefferies &
             Company,  Inc.  and  the  Subsidiary
             Guarantors

   2         Stock  Purchase Agreement dated          Incorporated herein by reference
             December 16, 1997 among Rolf
             N. Hufnagel and Robert E. Davis, Jr.
             and the Registrant with respect to the
             acquisition of Carlton Resources
             Corporation,

   4.1       Indenture entered into February 24, 1998 Filed herewith electronically by the Registrant, the Subsidiary
             Guarantors, and United States Trust
             Company of New York, as Trustee

   4.2       Supplemental Indenture entered into      Filed herewith electronically
             February 24, 1998 by the Registrant,
             the Subsidiary Guarantors, the
             Additional Guarantors and United
             States Trust Company of New York, as
             Trustee

  99         Press release dated February 25, 1998    Filed herewith electronically
             announcing the closing of the sale of
             the Registrant's 11-1/2% Senior Notes
             due 2008  and  the Registrant's
             acquisition of Carlton Resources
             Corporation